                                                                     EXHIBIT 4.1


                                                                          SHARES

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                              [SILVERSTREAM LOGO]

                          SilverStream Software, Inc.
NUMBER
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT                                    CUSIP

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF

                          SilverStream Software, Inc.

transferable upon the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation and By-laws of the Company as from time to time amended.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, SilverStream Software, Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.

                                                               COUNTERSIGNED AND
                                                               REGISTERED
                                                               BY
                                                                BankBoston, N.A.

Dated:
                                                                        TRANSFER
                                                                       AGENT AND
                                 Corporate Seal                        REGISTRAR
/s/ Craig A. Dynes                                  /s/ David A. Litwack
TREASURER                                           PRESIDENT
                                                                      AUTHORIZED
                                                                       SIGNATURE

                          SILVERSTREAM SOFTWARE, INC.



     THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ......Custodian.......
     TEN ENT - as tenants by the entireties                              (Cust)         (Minor)
     JT TEN - as joint tenants with right of
              survivorship and not as tenants        under Uniform Gifts to Minors Act ........
              in common                                                                 (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ___________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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__________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ___________________


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NOTICE  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE(S) GUARANTEED ________________________________________________________
                        THE SIGNATURE(S) COULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.